UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 13, 2009

CYGNE DESIGNS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-22102	04-2843286
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 210, Culver City, California	90232
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 974-0797

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01: Change in Registrant’s Certifying Accountants

Cygne Designs, Inc (“the Company”) appointed MHM Mahoney Cohen CPAs as the Company’s new auditor as approved by the Audit Committee of the Board of Directors of the Company on January 12, 2009. The Company was notified that the shareholders of Mahoney Cohen & Company, CPA, P.C. (“MC”), the Company’s former auditors, became shareholders of Mayer Hoffman McCann P.C pursuant to an asset purchase agreement.  The New York practice of Mayer Hoffman McCann P.C. now operates under the name MHM Mahoney Cohen CPAs.

During the Company’s most recent fiscal year ended January 31, 2008, and through the date of this Current Report on Form 8-K, the Company did not consult with MHM Mahoney Cohen CPAs regarding any of the matters or reportable events set forth in Item 304 (a)(2) (i) and (ii) of Regulation S-K.

The audit report of MC on the consolidated financial statements of the Company as of and for the year ended January 31, 2008 “did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles” nor “included an emphasis paragraph relating to an uncertainty as to the Company’s ability to continue as a going concern.”

In connection with the audit of the Company’s consolidated financial statements for the fiscal year ended January 31, 2008 and through the date of this Current Report on Form 8-K, there were (i.) no disagreements between the Company and MC on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of MC, would have caused MC to make reference to the subject matter of the disagreement in their reports on the Company’s financial statements for such years or for any reporting period since the Company’s last fiscal year end and (ii) no reportable events within the meaning set forth in Item 304 (a)(1)(v) of Regulation S-K, except for the material weakness reported by management that was identified by MC in Item 9A on its January 31, 2008 Annual Report on Form 10-K filed May 15, 2008. This report indicated that the Company did not maintain effective internal controls over financial reporting relating to accounting for the Company's calculation of accounting adjustments related to the write-down of revenue, cost of sales and gross profit for the loss sustained with the Company's related party in Mexico, which were not effective.

The Company has provided MC a copy of the disclosures in the Form 8-K and has requested that MC furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not MC agrees with the Company’s statements in this Item 4.01.  A copy of the letter dated January 13, 2009 furnished by MC in response to that request is filed as Exhibit 16 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit 16.1	Letter dated January 13, 2009 from Mahoney Cohen & Company, CPA, P.C. to the Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYGNE DESIGNS, INC.

Date: January 13, 2009	By:	/s/ Nomaan Yousef
Nomaan Yousef

EXHIBIT INDEX

16.1	Letter dated January 13, 2009 from Mahoney Cohen & Company, CPA, P.C. to the Securities and Exchange Commission